SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2017

                                   EnviroStar, Inc.

(Exact name of registrant as specified in its charter)

                              Delaware

(State or other jurisdiction of incorporation)

001-14757	11-2014231
(Commission File Number)	(IRS Employer Identification No.)

290 N.E. 68 Street, Miami, Florida 33138

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (305) 754-4551

                                             Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 8, 2017, EnviroStar, Inc., a Delaware corporation (the “Company”), entered into (i) an Asset Purchase Agreement (the “Zuf Asset Purchase Agreement”) with AAdvantage Laundry Systems, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (the “Buyer”), and Zuf Management LLC, a Texas limited liability company, Michael Zuffinetti, Ryan C. Smith (collectively with Zuf Management LLC and Michael Zuffinetti, the “Zuf Sellers”) and Zuf Acquisitions I LLC, a Texas limited liability company d/b/a/ AAdvantage Laundry Systems ( “Zuf”); and (ii) an Asset Purchase Agreement (the “Sky-Rent Asset Purchase Agreement,” and collectively with the Zuf Asset Purchase Agreement, the “Asset Purchase Agreements”), with the Buyer, and Sky-Rent Management LLC, a Texas limited liability company, Michael Zuffinetti, Teri Zuffinetti (collectively with Sky-Rent Management LLC and Michael Zuffinetti, the “Sky-Rent Sellers”), and Sky-Rent, LP, a Texas limited partnership (“Sky-Rent”). Pursuant to the Zuf Asset Purchase Agreement, the Buyer has agreed to acquire substantially all of the assets and assume certain liabilities of Zuf (the “Zuf Transaction”) and pursuant to the Sky-Rent Asset Purchase Agreement, the Buyer has agreed to acquire substantially all of the assets and assume certain liabilities of Sky-Rent (the “Sky-Rent Transaction,” and collectively with the Zuf Transaction, the “Transactions”).

Subject to certain working capital and other adjustments, (i) the consideration for the Zuf Transaction will be equal to $11,000,000, consisting of: (a) $6,000,000 in cash (the “Zuf Cash Amount”), of which $1,000,000 (the “Zuf Escrow Amount”) will be deposited in an escrow account for no less than 18 months after the date of the closing of the Zuf Transaction (subject to extension in certain circumstances), and (b) 225,410 shares (the “Zuf Stock Consideration”) of the Company’s common stock, par value $0.025 per share (the “Common Stock”); and (ii) the consideration for the Sky-Rent Transaction will be equal to $6,000,000, consisting of: (a) $3,000,000 in cash (the “Sky-Rent Cash Amount”), of which $500,000 (the “Sky-Rent Escrow Amount” and collectively with the Zuf Escrow Amount, the “Escrow Amount”) will be deposited in an escrow account for no less than 18 months after the date of the closing of the Sky-Rent Transaction (subject to extension in certain circumstances), and (b) 122,950 shares (the “Sky-Rent Stock Consideration,” and collectively, with the Zuf Stock Consideration, the “Stock Consideration”). The Company intends to fund the Zuf Cash Amount and the Sky-Rent Cash Amount with the Company’s Revolving Line of Credit.

Each of the Zuf Asset Purchase Agreement and the Sky-Rent Asset Purchase Agreement contains representations, warranties and covenants customary for a transaction of its size and nature. Subject to certain limitations, Zuf and the Zuf Sellers, and Sky-Rent and the Sky-Rent Sellers, as the case may be, on the one hand, and the Company and Buyer, on the other hand, have agreed to indemnify each other for breaches of representations, warranties and covenants and other specified matters, and the indemnification obligations of Zuf and the Zuf Sellers, and Sky-Rent and the Sky-Rent Sellers, as the case may be, are secured, in part, by the Zuf Escrow Amount or Sky-Rent Escrow Amount, as the case may be.

Each of the Zuf Asset Purchase Agreement and the Sky-Rent Asset Purchase Agreement, as the case may be, contains certain termination rights for the Company and the Buyer, on the one hand, and Zuf and the Zuf Sellers and Sky-Rent and the Sky-Rent Sellers, as the case may be, on the other hand, including, but not limited to, (i) by mutual written agreement; (ii) if the closing has not occurred on or before March 31, 2018; and (iii) the non-performance of any material covenant or other agreement set forth in the Asset Purchase Agreement after an opportunity to cure in some cases.

In connection with the Asset Purchase Agreements, the Company and the Buyer, on the one hand, and Zuf, the Zuf Sellers, Sky-Rent and the Sky-Rent Sellers, on the other hand, entered into a letter agreement, dated December 8, 2017 (the “Letter Agreement”), pursuant to which, among other things, (i) the Company and the Buyer are entitled to use the Sky-Rent Escrow Amount to satisfy any claims and offsets against the Zuf and the Zuf Sellers under the Zuf Asset Purchase Agreement, (ii) the Company and the Buyer are entitled to use the Zuf Escrow Amount to satisfy any claims and offsets against Sky-Rent and the Sky-Rent Sellers under the Sky-Rent Asset Purchase Agreement, and (iii) the minimum working capital and minimum cash under the Asset Purchase Agreements will be determined on an aggregate basis.

As a condition to the closing of the Transactions, the Zuf Sellers and the Sky-Rent Sellers will enter into a Stockholders Agreement with the Company (the “Stockholders Agreement”), pursuant to which, among other things, the Zuf Sellers and the Sky-Rent Sellers will agree to vote all shares of Common Stock owned by them at any time during the term of the Stockholders Agreement in accordance with the recommendations or directions of the Company’s Board of Directors and grant to the Company and its designees, an irrevocable proxy and power of attorney in furtherance thereof. The Stockholders Agreement will contain certain transfer restrictions with respect to the shares of Common Stock held by the Zuf Sellers and the Sky-Rent Sellers. The Stockholders Agreement will have a term of five years, subject to earlier termination under certain circumstances.

The Company expects the closing of the Transactions to occur within 60 days, subject to certain closing conditions, including, but not limited to, (i) the approval by the NYSE American of the listing of the Stock Consideration to be issued at the closing of the Transactions; (ii) the accuracy of the representations and warranties of the parties; and (iii) the parties’ performance and compliance in all material respects with the agreements and covenants contained in the Asset Purchase Agreements.

The foregoing descriptions of the Zuf Asset Purchase Agreement, the Sky-Rent Asset Purchase Agreement and the Letter Agreement are summaries, and do not purport to be complete, and are subject to, and qualified in their entirety by reference to, the Zuf Asset Purchase Agreement, the Sky-Rent Asset Purchase Agreement and the Letter Agreement, copies of which are attached hereto as Exhibit 2.1(a), Exhibit 2.1(b) and Exhibit 2.3(c), respectively, and are incorporated herein by reference. Each of the Zuf Asset Purchase Agreement and the Sky-Rent Asset Purchase Agreement, as the case may be, contains representations and warranties made by the parties as of specific dates and solely for their benefit. The representations and warranties reflect negotiations between the parties and are not intended as statements of fact to be relied upon by the Company’s stockholders or any other person or entity other than the parties to the Zuf Asset Purchase Agreement and the Sky-Rent Asset Purchase Agreement, as the case may be, in certain cases, represent allocation decisions among the parties and are modified or qualified by correspondence or confidential disclosures made between the parties in connection with the negotiation of the Zuf Asset Purchase Agreement and the Sky-Rent Asset Purchase Agreement, as the case may be (which disclosures are not reflected in the Zuf Asset Purchase Agreement and the Sky-Rent Asset Purchase Agreement, as the case may be, itself, may not be true as of any date other than the date made, or may apply standards of materiality in a way that is different from what may be viewed as material by stockholders). Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and stockholders should not rely on them as statements of fact. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Zuf Asset Purchase Agreement and the Sky-Rent Asset Purchase Agreement, as the case may be.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The Stock Consideration will be issued in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof, which exempts transactions by an issuer not involving any public offering. The issuance of the Stock Consideration will not be a public offering for purposes of Section 4(a)(2) because of its being made only to the Seller, his status as an accredited investor, and the manner of the issuance, including that the Company did not, and will not, engage in general solicitation or advertising with regard to the issuance of the Stock Consideration and did not, and will not, offer any of the shares to the public in connection with the issuance.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

2.1(a)	Asset Purchase Agreement, dated as of December 8, 2017, by and among EnviroStar, Inc. and AAdvantage Laundry Systems, Inc., a wholly owned subsidiary of EnviroStar, Inc., on the one hand, and Zuf Management LLC, Michael Zuffinetti, Ryan C. Smith and Zuf Acquisitions I LLC, d/b/a/ AAdvantage Laundry Systems, on the other hand (The schedules and exhibits to the Asset Purchase Agreement are omitted pursuant to Item 601(b)(2) of Regulation S-K. EnviroStar, Inc. agrees to furnish supplementally to the Securities and Exchange Commission, upon request, a copy of any omitted schedule or exhibit).

2.1(b)	Asset Purchase Agreement, dated as of December 8, 2017, by and among EnviroStar, Inc. and AAdvantage Laundry Systems, Inc., a wholly owned subsidiary of EnviroStar, Inc., on the one hand, and Sky-Rent Management LLC, Michael Zuffinetti, Teri Zuffinetti and Sky-Rent, LP, on the other hand (The schedules and exhibits to the Asset Purchase Agreement are omitted pursuant to Item 601(b)(2) of Regulation S-K. EnviroStar, Inc. agrees to furnish supplementally to the Securities and Exchange Commission, upon request, a copy of any omitted schedule or exhibit).

2.1(c)	Letter Agreement, dated December 8, 2017, by and among EnviroStar, Inc. and AAdvantage Laundry Systems, Inc., a wholly owned subsidiary of EnviroStar, Inc., on the one hand, and Zuf Management LLC, Michael Zuffinetti, Ryan C. Smith and Zuf Acquisitions I LLC, d/b/a/ AAdvantage Laundry Systems, Sky-Rent Management LLC, Teri Zuffinetti and Sky-Rent, LP, on the other hand.

99.1	Press release of EnviroStar, Inc., dated December 11, 2017.

Forward Looking Statements

Except for the historical matters contained herein, statements in this Current Report on Form 8-K are forward-looking and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to a number of known and unknown risks and uncertainties that may cause actual results, trends, performance or achievements of EnviroStar, or industry trends and results, to differ from the future results, trends, performance or achievements expressed or implied by such forward-looking statements. These risks and uncertainties include, among others, those relating to the proposed Transactions described in this Current Report on Form 8-K, including, among others, that the proposed acquisitions of Zuf and Sky-Rent may not be accretive to Company’s earnings or otherwise have a positive impact on the Company’s operating results or financial condition to the extent anticipated or at all, integration risks, risks related to the business, operations and prospects of each of Zuf and Sky-Rent and the Company’s plans with respect thereto, the risk that the conditions to closing the proposed acquisitions may not be satisfied and that the proposed acquisitions may not otherwise be consummated when expected, in accordance with the contemplated terms, or at all, and the risks related to the Company’s operations, results, financial condition, financial resources, and growth strategy, including the Company’s ability to find and complete other acquisition opportunities, and the impact of any such acquisitions on the Company’s operations, results and financial condition. Reference is also made to other economic, competitive, governmental, technological and other risks and factors discussed in the Company’s filings with the Securities and Exchange Commission, including, without limitation, those disclosed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2017 filed with the SEC on September 28, 2017. Many of these risks and factors are beyond the Company’s control. In addition, past performance and perceived trends may not be indicative of future results. The Company cautions that the foregoing factors are not exclusive. Any forward-looking statements relating to the proposed Transactions are based on the Company’s current expectations, assumptions, estimates and projections and involve significant risks and uncertainties, including the many variables that may impact or are related to consummation of the Transactions. The Company assumes no obligation for updating any such forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EnviroStar, Inc.

Date: December 13, 2017	By:	/s/ Robert H. Lazar
Robert H. Lazar,
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated as of December 8, 2017, by and among EnviroStar, Inc. and AAdvantage Laundry Systems, Inc., a wholly owned subsidiary of EnviroStar, Inc., on the one hand, and Zuf Management LLC, Michael Zuffinetti, Ryan C. Smith and Zuf Acquisitions I LLC, d/b/a/ AAdvantage Laundry Systems, on the other hand (The schedules and exhibits to the Asset Purchase Agreement are omitted pursuant to Item 601(b)(2) of Regulation S-K. EnviroStar, Inc. agrees to furnish supplementally to the Securities and Exchange Commission, upon request, a copy of any omitted schedule or exhibit).

2.1(b)	Asset Purchase Agreement, dated as of December 8, 2017, by and among EnviroStar, Inc. and AAdvantage Laundry Systems, Inc., a wholly owned subsidiary of EnviroStar, Inc., on the one hand, and Sky-Rent Management LLC, Michael Zuffinetti, Teri Zuffinetti and Sky-Rent, LP, on the other hand (The schedules and exhibits to the Asset Purchase Agreement are omitted pursuant to Item 601(b)(2) of Regulation S-K. EnviroStar, Inc. agrees to furnish supplementally to the Securities and Exchange Commission, upon request, a copy of any omitted schedule or exhibit).

2.1(c)	Letter Agreement, dated December 8, 2017, by and among EnviroStar, Inc. and AAdvantage Laundry Systems, Inc., a wholly owned subsidiary of EnviroStar, Inc., on the one hand, Zuf Management LLC, Michael Zuffinetti, Ryan C. Smith and Zuf Acquisitions I LLC, d/b/a/ AAdvantage Laundry Systems, Sky-Rent Management LLC, Teri Zuffinetti and Sky-Rent, LP, on the other hand.

99.1	Press release of EnviroStar, Inc., dated December 11, 2017.